MyGO Games Holding Co.
Corporate Presentation



BRAND INCENTIVIZED MOBILE GAMING

December 2014

Disclaimer / Forward Looking Statements

SUMMARY: The material presented is a presentation of general background information about MyGO Games Holding Co. ("MYGG") as of the date of this document. This information is in summary form and does not purport to be complete. This document (and/or attachments to this document) is not intended to be relied upon as advice to existing or potential investors.

FORWARD-LOOKING STATEMENTS: This presentation contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, including, but not limited to, statements regarding the Company's promising product slate, marketing strategy for future growth, strategic pillars for growth, target demographics, product development, future revenue streams and financial results, pursuit of greenfield and brownfield product development initiatives, potential asset acquisitions and business combinations, enhanced e-commerce capabilities, future and target brand partners, competitive edge from business model and other such similar statements. When used in this press release, the words "potential," "indicate," "expect," "intend," "hopes," "believe," "may," "will," "if, "anticipate," and similar expressions are intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements. Such factors include, among others, risks related to changes in future operating costs and working capital balance, risks related to competition in the industry, risks related to delays of setbacks in product development plans and initiatives, risks related to unsuccessful marketing initiatives, risks related to intellectual property rights, risks related to the loss of brand partners, as well as those factors discussed under the heading "Risk Factors" in the Company's latest annual report on Form 10-K, as filed on November 15, 2014, and other documents filed with the U.S. Securities and Exchange Commission. Except as required by law, the Company assumes no obligation to publicly update any forward-looking statements.

NO REPRESENTATIONS: The information in this document (and/or attachments to this document) is current as of the date indicated. That information is not complete, and the performance projections included herein have not been audited. These presentation materials do not contain certain material information concerning MYGG, including important disclosures and risk factors associated with making an investment in MYGG, and are subject to revision at any time. MYGG does not undertake any obligation to inform you of any changes in circumstances that may affect, in the future, the accuracy of the information set forth herein. Although MYGG believes that the expectations and assumptions reflected in this document and the forward-looking statements are reasonable based upon information currently available to MYGG, and their respective principals, employees, agents and authorized representatives, none of MYGG, or their respective principals, employees, agents or authorized representatives makes any warranty or representation, whether express or implied, or assumes any legal liability for the accuracy, completeness or usefulness of any information disclosed. MYGG nor any of its respective principals, employees, agents or authorized representatives accepts any responsibility or liability whatsoever caused by any action taken in reliance upon this document and/or its attachments.



MyGO Games Holding Co. is a . . .

- Publicly traded (OCTBB: MYGG) mobile game developer and publisher;
- Creator of brand incentivized mobile games targeted toward enthusiast consumers;
- Showcase platform for recognizable, branded products within a graphically-rich virtual world accessible to users via mobile devices;
- Gaming lineup that acquires users by leveraging branded partners' marketing & advertising budgets and social media (Twitter, Facebook, Google+) followings;
- Free to Play (F2P), micro-transaction mobile gaming to monetize virtual products, while employing a robust back-end capability that facilitates purchases of physical goods via an "in game" interface.



Brand Incentivized Gaming


GO

- ❑ Model pioneered by Cabela's branded game: Cabela's Big Game Hunter (published by Activision);
- ❑ MyGO targets established brand partners with an enthusiast consumer following through the development and launch of exciting, mobile games;
- ❑ MyGO is led by an executive and advisory team with over 120 years of gaming experience.


GO

MyGO's target brand partners include:

- Savage Arms, Polaris, Zebco, Pradco;
- Bear Archery, Easton, Barnett Crossbows;
- Delta McKenzie, Trophy Ridge;
- Federal Premium Ammunition;
- Duck Commander, Buck Commander;
- Mercury Marine, Honda, Polaris, Artic Cat;
- Yamaha, Suzuki, Kawasaki, and John Deere.

Branded Products + Mobile Point-of-Sale = Unique Revenue Stream & Value Proposition

Virtual Goods Sales (PC)	Virtual Goods Sales (Mobile)	Advertising / Product Placement Fee	**Physical Goods Sales Revenue**

- ✓ MyGO's platform enables brands to engage consumers in a subtle, mutually beneficial manner;
- ✓ Games designed to engage enthusiast consumers, then transform consumers into MyGO Gamers who connect with an identifiable, fun product, that allows consumers to engage in an enthusiast activity when it is not available or cost-prohibitive, e.g. hunting out of season, exotic hunts, etc.;
- ✓ MyGO's F2P model captures all traditional gaming revenue streams, and, when the back-end is complete, will allow MyGO to capture a revenue stream unavailable to other gaming companies – revenue from the sale of physical goods featured in the virtual gaming environment.

MyGO + MyGO Brand Partners + MyGO Gamers = A Win, Win, Win Value Proposition!

- ❑ MyGO garners loyal gamers, attractive operating margins and unique revenue streams*;
- ❑ MyGO Brand Partners engage loyal customers in a creative, subtle manner; unlock unique revenue streams (royalties); and further differentiate from competitors;
- ❑ MyGO Gamers receive targeted content from a trusted brand, incentives for participation (branded product prizes), and a virtual environment and network geared toward specific interests.

* Results are not guaranteed; the statement highlights potential results of the MyGO strategy /business model; however no assurances can be given to ensure these results will occur.

Three Strategic Pillars of Growth

Active Enthusiast Games


GO


GO


GO
HUNTING

Casual Games




GO





E-Commerce Gamification

IN DEVELOPMENT

The strategic pillars of growth are specific segments under the overarching strategy of "brand incentivized mobile gaming;" each segment reinforces the same strategic tenets and value propositions relating to brand partner involvement, F2P micro-trans, and physical goods sales.

Brand Partner Symbiotic Relationship Enhances Consumer Experience

MyGO Games Impacts Brand Equity Growth, Financial Returns, and Competitive Edge for Brand Partners

Brand Partners Impact User Growth, User Retention and Monetization for MyGO Games


1.Brand Engagement
2.Brand Involvement
3.Brand Consumption
Consumers Experience a Quality Game with Familiar and Comfortable Products
1.User Acquisition
2.User Retention
3.User Monetization



F2P Games Can Be Wildly Successful

TOP 10 ONLINE GAMES, BASED ON FREE-TO-PLAY EARNINGS—WORLDWIDE

Rank	Title	Publisher	2013 Revenues (mil $)
1	**CrossFire**	Tencent/SmileGate	**$957**
2	**League of Legends**	Tencent/Riot Games	**$624**
3	**Dungeon Fighter Online**	Nexon	**$426**
4	**World of Tanks**	Wargaming.net	**$372**
5	**Maplestory**	Nexon	**$326**
6	**Lineage I**	NCSoft	**$257**
7	**World of Warcraft**	Activision/Blizzard	**$213**
8	**Star Wars: The Old Republic**	Electronic Arts	**$139**
9	**Team Fortress 2**	Valve	**$139**
10	**Counter-Strike Online**	Valve/Nexon	**$121**

Notes: Top 10 online PC titles based on estimated worldwide, free-to-play earnings for 2013. *World of Warcraft* (Activision/Blizzard) and *Star Wars: The Old Republic* (Electronic Arts) are primarily subscription-based titles, but also generate revenue through the sale of micro-transactions. All revenues based on data collected by SuperData Research, Inc.

Developed by MyGO advisory board member



AND The Market Is Growing! GO Global . . . GO Mobile . . . MyGO Gamers!

- **Global games market to generate $81.4bn this year[a]**
- **Mobile and tablet game market will rise from $17.6bn to an impressive $35.4bn in 2017[b]**
- **Internet and mobile advertising revenue reached $116bn in 2013; mobile apps and advertising reached $38bn in same year[c]**

MyGO Games Holding Co. is well positioned to carve-out an identifiable, under-exploited niche in the gaming market.



a) [illegible]
b) [illegible]
c) [illegible]



GO HUNTING
ARCHERY EDITION
App Store
Google play
kindle fire
GO HUNTING
Games for Windows
GO HUNTING
SHOOTING SPORTS
App Store
Google play
kindle fire
www.myGOgames.com
my GO games
Business Inquiries: business@myGOgames.com
Copyright (C) 2014 my GO games LLC.

Executives & Directors

- **G. Jonathan Pina – CEO, CFO, Director** – Mr. Pina is a seasoned executive with experience leading companies through various market conditions and various capital raise and acquisition/divestiture transactions. Prior Experience: Managing Partner, Pimuro Capital Partners, LLC; CFO, Circle Star Energy Corp.; VP, Chiron Financial Advisors; Project Manager, Randall & Dewey. Education: BA – Rice University, MBA – Jesse H. Jones Graduate School of Management at Rice University.

- **Paul Watson – President, Director, CMO** – As an executive in the game, IT and prepackaged software sector, Mr. Watson's mission is to incorporate his domestic and international business development skillset to manage growth and execute corporate brand and marketing strategies. Prior experience: CEO, OBJ Enterprises, Inc.; Managing Director, Hermes Investment Group; Private Equity Group Manager, KPMG Corporate Finance. Education: BBA, Finance – University of Houston.

- **Frank Lucero – Senior Vice President of Global Studios** – Mr. Lucero is a 20+ year industry veteran who has been employed at many AAA game studios. Prior Experience: 2k Games, Zenimax Online, Sega, EA / Origin Systems, Midway, and Ubisoft. Game titles released: The Elder Scrolls, Sonic the Hedgehog, Wing Commander / Privateer, Ready to Rumble, NFL Blitz, Spy Hunter, MLB Slugfest, Shadowbane and many others.

- **Jared Twing – Director of Technology –** With over 15 years programming experience in and out of games, Mr Twing brings a deep cross section of technical knowledge and project management. Prior Experience: Telerik, UTV Ignition Games, InCharacter Games, Troux Technologies, Mock Science, and Online Alchemy. Game titles released: Faxion Online, After the Dead, Tiki Towers.

Advisory Board Members

- **Anthony Castoro** – Mr. Castoro is a seasoned game professional and entrepreneur with considerable international experience in game development and production. Prior experience: Studio Director, Capital Games/EA; Co-Founder, Heatwave Interactive; Director, Codemasters; Producer, EA; Producer; Lead Designer, Sony Online Entertainment.
  Key Contribution/Expertise: branded gaming, micro-trans monetization, personnel/team development.

- **Gregory Meador** – Mr. Meador is an experienced game development executive with a strong acumen for team leadership and project management. Prior experience: Lead Developer, Kesmai; General Manager, Ubisoft; IT Manager, Midway Games; Studio Director, Mock Science; Studio Director, Challenge Games; Studio Head, Zynga.
  Key Contribution/Expertise : iOS development, micro-trans monetization, corporate strategy.

- **Michael Sellers** – Mr. Sellers is a Professor of Practice in the Media School at Indiana University, who has designed MMO games, online social and mobile games for over twenty years. Prior experience: Lead Designer, 3DO; Executive Producer, Electronic Arts; General Manager, Kabam; and Creative Director, Rumble Entertainment.
  Key Contribution/Expertise : leading-edge technology, consumer behavior, start-up strategy.

- **Gordon Walton** – Mr. Walton has been authoring games and managing game development since 1977. Prior experience: President, Art & Craft Entertainment, Inc.; VP and Exec Producer at Playdom; VP and co-Studio General Manager at Bioware; VP, Executive Producer and Studio Manager at Sony Online Entertainment,; VP and Executive Producer, Electronic Arts/Maxis; VP and Executive Producer, Origin Systems; Senior VP and General Manager, Kesmai Studios.
  Key Contribution/Expertise : social network gaming, industry trends, corporate strategy.